Exhibit 10.3
AMENDMENT NO. 5
     THIS AMENDMENT NO. 5, dated as of July 6, 2011 (this “Amendment”), of those certain Credit Agreements referenced below is by and among FRESENIUS MEDICAL CARE AG & Co. KGaA, a German partnership limited by shares (“FMCAG”), FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation (“FMCH”), and the other Borrowers identified herein, the Guarantors identified herein, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Bank Credit Agreement.
W I T N E S S E T H
     WHEREAS, a $1.0 billion revolving credit facility has been established pursuant to the terms of that certain Bank Credit Agreement dated as of March 31, 2006 (as amended and modified, the “Bank Credit Agreement”) and a $3.6 billion term loan credit facility, consisting of a $1.85 billion Tranche A Term Loan and a $1.75 billion Tranche B Term Loan, has been established pursuant to the terms of that certain Term Loan Credit Agreement dated as of March 31, 2006 (as amended and modified, the “Term Loan Credit Agreement” and together with the Bank Credit Agreement, the “Credit Agreements”), in each case, by and among FMCAG, FMCH, and certain subsidiaries and affiliates as Borrowers and Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent and Collateral Agent;
     WHEREAS, the Borrowers have requested certain modifications to the Credit Agreements;
     WHEREAS, the Lenders have agreed to the requested amendment on the terms and conditions set forth herein and have directed the Administrative Agent to enter into this Amendment on their behalf;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     Section 1. Amendments Applicable to Both Credit Agreements. In addition to the other amendments set forth herein, both the Bank Credit Agreement and the Term Loan Credit Agreement are amended in the following respects:
          1.1 In Section 1.01 (Defined Terms), the following defined terms are amended or added to read as follows:
     “Amendment No. 5” means that certain Amendment No. 5 to this Credit Agreement dated as of the Amendment No. 5 Effective Date.
     “Amendment No. 5 Effective Date” means July 6, 2011.
          1.2 In Section 1.01 (Defined Terms), in the definition of “Permitted Acquisition”,
          (a) in clause (i) the reference to “$300 million” is amended and increased to read “$600 million”; and
          (b) in clause (ii) the reference to “$750 million” is amended and increased to read “$1.5 billion”.

          1.3 The first sentence of Section 3.01 (Taxes) is amended and restated to read as follows:
          Except as provided below, any and all payments by the Borrowers to or for the account of the Administrative Agent or any Lender under any Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender and any of their respective Affiliates, (i) taxes imposed on or measured by overall net income, and any franchise taxes, branch taxes, taxes on doing business or taxes on overall capital or net worth imposed (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent, such Lender or any of their respective Affiliates, as the case may be, is organized or maintains a lending office or in which its principal executive office is located and (ii) any taxes imposed as a result of the relevant Administrative Agent, Lender or their Affiliate’s failure to comply with Sections 1471 through 1474 of the Internal Revenue Code, any regulations promulgated thereunder or any published administrative guidance implementing such law to establish relief or exemption from the tax imposed by those provisions (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”).
          1.4 Clause (iii) of Section 8.01(e) is hereby amended to read as follows:
          (iii) for the Consolidated Group taken as a whole, the total amount of all such Indebtedness incurred after the Closing Date (other than unsecured deferred purchase price obligations to the extent reported under Section 8.01(g)) plus the Attributed Principal Amount of Sale and Leaseback Transactions entered into after the Closing Date that are not otherwise included in such Indebtedness shall not exceed $250 million in the aggregate at any time
          1.5 Section 8.06 (Restricted Payments) is amended to read as follows:
     Section 8.06 Restricted Payments. FMCAG will not make or permit any Restricted Payment, except, so long as no Default or Event of Default shall exist immediately before or immediately after giving effect thereto on a Pro Forma Basis, for the following:
     (a) the purchase, redemption or other acquisition of shares of its common stock or other common equity interests, or warrants and options in respect thereof, in an aggregate amount of up to €200 million in any calendar year; provided, however, that so long as no Default or Event of Default has occurred and is continuing or would result from such expenditure, any portion of the amount set forth above, if not expended in the calendar year for which it is permitted above, may be carried over for such purchases, redemptions or other acquisitions in subsequent calendar years; and
     (b) other Restricted Payments in an aggregate amount not to exceed the amount set out in Schedule 8.06 in any calendar year.
          1.6 The first sentence of Section 11.15 (a)(i) is hereby amended to read as follows:
Each Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a “Foreign Lender”) shall deliver to the Administrative Agent, prior to receipt of any payment under this Credit Agreement or any Note (or upon accepting an assignment of an interest herein), (A) two duly signed completed copies of either IRS Form W-8BEN or any

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successor thereto (relating to such Foreign Lender and entitling it to a complete exemption from any United States withholding tax on any payments to be made to such Foreign Lender by the Borrowers pursuant to this Credit Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrowers pursuant to this Credit Agreement being subject to full United States income tax) or such other evidence satisfactory to the Borrowers and the Administrative Agent that such Foreign Lender is entitled to a complete exemption from United States withholding tax, including any exemption pursuant to Section 881(c) of the Internal Revenue Code, (B) two duly signed completed copies of IRS Form W-8, or applicable successor form, certifying that it is entitled to an exemption from United States backup withholding tax and (C) such documentation reasonably requested by the Administrative Agent or the Borrowers sufficient for the Administrative Agent and the Borrowers to comply with their obligations under Sections 1471 through 1474 of the Internal Revenue Code and to determine whether payments to such Lender are subject to withholding tax under Sections 1471 through 1474 of the Internal Revenue Code.
          Section 2. Amendments to the Bank Credit Agreement. In addition to the amendments set forth in Section 1 hereof, the Bank Credit Agreement is further amended in the following respects:
     2.1 Clause (ii)(B) of the proviso to Section 2.01(a) is amended to read as follows:
     (B) the aggregate principal amount of Revolving Obligations in Foreign Currencies shall not exceed the sum of (i) FOUR HUNDRED MILLION DOLLARS ($400,000,000) plus (ii) THREE HUNDRED MILLION EURO (€300,000,000) (as such amount may be decreased in accordance with the provisions hereof, the “Aggregate Foreign Revolving Committed Amount”), and
     2.2 Subsections (a) and (b) of Section 1.07 (Exchange Rates; Currency Equivalents) are amended to read as follows:
     (a) The Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent (or in the case of Section 2.01(a)(ii)(B), Euro Equivalent) amounts of Credit Extensions and Outstanding Amounts denominated in Foreign Currencies; provided that (i) the Foreign Swing Line Lender may make such determinations with respect to the Foreign Swing Line Loans, (ii) if a Lender is acting as Competitive Bid Agent, such Competitive Bid Agent may make such determinations with respect to Competitive Bid Loans and (iii) in any event, the Foreign Swing Line Lender and the Competitive Bid Agent (whether a Lender or FMCH) may rely on the most recent Spot Rate determined by the Administrative Agent. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.
     (b) Wherever in this Credit Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Loan or the issuance of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars (or in the case of Section 2.01(a)(ii)(B), Euro), but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency), (or in the case of Section 2.01 (a)(ii)(B), the Euro Equivalent) as determined in each case by the Administrative Agent; provided that (i) the Foreign Swing Line Lender may make such determinations with respect to the Foreign Swing Line Loans and (ii) if a Lender is acting as Competitive Bid Agent, such Competitive Bid Agent may make such determinations with respect to Competitive Bid Loans.

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          Section 3. Conditions Precedent. This Amendment shall become effective upon prior or simultaneous satisfaction of the following conditions, in form and substance reasonably satisfactory to the Administrative Agent:
     3.1 Receipt by the Administrative Agent of executed signature pages to this Amendment (or, in the case of the Lenders, a written consent directing the Administrative Agent to enter into this Amendment on their behalf) from (i) the Borrowers and the Guarantors, (ii) the Administrative Agent, (iii) the Required Revolving Lenders, and (iv) the Required Lenders.
     3.2 Payment of all fees and expenses owing in connection with this Amendment, including fees and expenses of counsel to the Administrative Agent, to the extent invoiced.
The Administrative Agent will promptly notify the Credit Parties and the Lenders when the conditions to the effectiveness of the amendment provisions of Section 1 and Section 2 of this Amendment have been met and will confirm that those provisions are effective. The provisions of Section 1 and Section 2 of this Amendment shall not be effective until the Administrative Agent shall have given such confirmation.
     Section 4. Representations and Warranties. Each of the Credit Parties hereby represents and warrants that:
          (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby;
          (b) it has executed and delivered this Amendment and the Amendment is a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless whether enforcement is sought in equity or at law);
          (c) as of the date hereof, (i) the representations and warranties set forth in Article VI of both Credit Agreements are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period, in which case they are true and correct as of such earlier period) and (ii) no Default or Event of Default exists or will result herefrom.
     Section 5. Guarantor Acknowledgment. Each Guarantor acknowledges and consents to all of the terms and conditions of this Amendment, affirms its guaranty obligations under and in respect of the Credit Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Guarantor’s obligations under the Credit Documents, except as expressly set forth therein.
     Section 6. Full Force and Effect; Affirmation. Except as modified hereby, all of the terms and provisions of the Credit Agreements and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect. Each of the Credit Parties hereby (a) affirms all of its obligations under the Credit Documents to which it is party and (b) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge their obligations under any Credit Document, except as expressly stated therein.

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     Section 7. Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen PLLC.
     Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.
     Section 9. Credit Document. Each of the parties hereto hereby agrees that this Amendment is a Credit Document.
     Section 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
[Signatures on Following Pages]

BORROWERS AND GUARANTORS:	FRESENIUS MEDICAL CARE AG & Co. KGaA, a German partnership limited by shares, represented by FRESENIUS MEDICAL CARE MANAGEMENT AG, a German corporation, its general partner

	By:	/s/ Michael Brosnan
	Name:	Michael Brosnan
	Title:	Member of the Management Board

	By:	/s/ Kent Wanzek
	Name:	Kent Wanzek
	Title:	Member of the Management Board
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

BORROWER AND GUARANTOR:	FRESENIUS MEDICAL CARE NORTH AMERICA HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Fresenius Medical Care US Vermögensverwaltungs GmbH and Co. KG, a German partnership

Its General Partner

		By:	Fresenius Medical Care Vermögensverwaltungs GmbH, a German limited liability company

Its General Partner

		By:	/s/ Rainer Runte
		Name:	Dr. Rainer Runte
		Title:	Managing Director
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

BORROWERS AND GUARANTORS:	FRESENIUS MEDICAL CARE HOLDINGS, INC., a New York corporation

	By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Assistant Treasurer
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

CO-BORROWERS AND GUARANTORS:
NATIONAL MEDICAL CARE, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF INDIANA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC, a Delaware limited liability company
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF OHIO, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF TEXAS, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC., a Delaware corporation
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC., a Delaware corporation
FRESENIUS USA MANUFACTURING, INC., a Delaware corporation
FRESENIUS USA MARKETING, INC., a Delaware corporation
FRESENIUS USA, INC., a Massachusetts corporation
SAN DIEGO DIALYSIS SERVICES, INC., a Delaware corporation
SPECTRA LABORATORIES, INC., a Nevada corporation
WSKC DIALYSIS SERVICES, INC., an Illinois corporation
EVEREST HEALTHCARE INDIANA, INC., an Indiana corporation

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Vice President and Treasurer
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC., a Delaware corporation FRESENIUS SECURITIES, INC., a California corporation SRC HOLDING COMPANY, INC., a Delaware corporation

	By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President and Treasurer
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC., a Delaware corporation
NMC A, LLC, a Delaware limited liability company
BIO-MEDICAL APPLICATIONS OF MAINE, INC., a Delaware corporation
EVEREST HEALTHCARE HOLDINGS, INC, a Delaware corporation
FRESENIUS MANAGEMENT SERVICES, INC, a Delaware corporation
RENAL CARE GROUP, INC., a Delaware corporation
DIALYSIS CENTERS OF AMERICA — ILLINOIS, INC., an Illinois corporation
STAT DIALYSIS CORPORATION, a Delaware corporation
RENAL CARE GROUP OF THE MIDWEST, INC., a Kansas corporation

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Vice President and Treasurer

NEW YORK DIALYSIS SERVICES, INC., a New York corporation

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Treasurer
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	NATIONAL MEDICAL CARE OF SPAIN, S.A., a corporation (sociedad anónima) organized under the laws of Spain

	By:	/s/ Andrea Stopper
	Name:	Dr. Andrea Stopper
	Title:	Authorized Representative
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FMC FINANCE VI S.A., a société anonyme (Public limited company) existing under the laws of Luxembourg

	By:	/s/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

FMC FINANCE II S.à r.l., a private limited company (société à responsabilité limitée) organized under the laws of Luxembourg

	By:	/s/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director

FMC FINANCE VII S.A., a société anonyme (Public limited company) existing under the laws of Luxembourg

	By:	/s/ Gabriele Dux
	Name:	Gabriele Dux
	Title:	Director
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FRESENIUS MEDICAL CARE DEUTSCHLAND GmbH, a German limited liability company

	By:	/s/ Alexandra Dambeck
	Name:	Alexandra Dambeck
	Title:	Managing Director

	By:	/s/ Eberhard Sieger
	Name:	Eberhard Sieger
	Title:	Managing Director

FRESENIUS MEDICAL CARE BETEILIGUNGSGESELLSCHAFT mbH, a German limited liability company

	By:	/s/ Emanuele Gatti
	Name:	Dr. Emanuele Gatti
	Title:	Managing Director

	By:	/s/ Rainer Runte
	Name:	Dr. Rainer Runte
	Title:	Managing Director

FRESENIUS MEDICAL CARE US BETEILIGUNGSGESELLSCHAFT mbH, a German limited liability company

	By:	/s/ Rainer Runte
	Name:	Dr. Rainer Runte
	Title:	Managing Director

FRESENIUS MEDICAL CARE GmbH, a German limited liability company

	By:	/s/ Gunther Klotz
	Name:	Gunther Klotz
	Title:	Managing Director

	By:	/s/ Sabine Borst
	Name:	Dr. Sabine Borst
	Title:	Managing Director
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

GUARANTORS:	FRESENIUS MEDICAL CARE US ZWEI VERMÖGENSVERWALTUNGS GmbH & Co. KG, a German limited partnership

		By:	Fresenius Medical Care Vermögensverwaltungs GmbH, a German limited liability company

Its General Partner

	By:	/s/ Rainer Runte

	Name:	Dr. Rainer Runte
	Title:	Managing Director
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT

ADMINISTRATIVE AGENT AND COLLATERAL AGENT	BANK OF AMERICA, N.A., for itself in its capacities as Administrative Agent and Collateral Agent on behalf of the lenders

	By:	/s/ Angela Lau
	Name:	Angela Lau
	Title:	Vice President
AMENDMENT NO. 5 TO BANK CREDIT AGREEMENT AND
TERM LOAN CREDIT AGREEMENT